                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 26, 2000



                                   APW LTD.
            (Exact name of Registrant as specified in its charter)


          Bermuda                    1-15851           04-2576375
(State or other jurisdiction    (Commission File   (I.R.S. Employer
     of incorporation)          Number)            Identification No.)


                                Clarendon House
                                2 Church Street
                                P.O. Box HM 666
                            Hamilton HM CX Bermuda


                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin  53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(262) 523-7600

Item 5.  Other Events.

     On September 26, 2000, APW Ltd. announced in a press release its fourth quarter and annual results for the periods ending August 31, 2000.

     In the same press release, APW Ltd. also stated its outlook for next year.


FY2001 Business Outlook for APW Ltd.
(in millions, except per share amounts and percentage calculations)
(The following statements are forward looking estimates; actual results may differ materially.)

                        Q1 01E       Q2 01E      Q3 01E      Q4 01E       FY01E
                        --------     -------     -------     -------     --------
Sales                    $ 352.0     $ 346.0     $ 401.0     $ 451.0     $1,550.0
   Sales Growth               22%         25%         25%         28%          25%

EBITA                    $  34.3     $  32.5     $  42.6     $  51.3     $  160.7
   % Sales                   9.7%        9.4%       10.6%       11.4%        10.4%

EBITDA                   $  43.8     $  43.0     $  53.6     $  62.8     $  203.2
   % Sales                  12.4%       12.4%       13.4%       13.9%        13.1%

Cash EPS                 $  0.51     $  0.47     $  0.64     $  0.78     $   2.40
                         =======     =======     =======     =======     ========
Diluted EPS              $  0.37     $  0.34     $  0.50     $  0.65     $   1.86
                         =======     =======     =======     =======     ========
Diluted shares
outstanding               41.250      41.500      41.750      42.000       41.625


     Definitions  (tests believed useful to investors)
     -----------

1.   EBITA = Earnings before Interest, Taxes and Amortization of Intangible
     Assets
2. EBITDA = Earnings before Interest, Taxes, Depreciation and Amortization of Intangible Assets
3. Cash EPS = Cash earnings per share exclude the after-tax impact of amortization.

     These forward looking statements and projections for the future are based on unaudited information, including APW Ltd.'s fourth quarter results. These projections assume:

 .    sales projections based on current underlying business conditions as of the
     September 26, 2000 press release;
 .    the effective tax rate is assumed to be 30%;
 .    an effective blended interest rate of 7.75% on all interest bearing obligations.

     APW Ltd. assumes no obligation to update this prospective financial information. Actual results could differ materially from those projected in the prospective financial information forward-looking results. Certain of the above comments represent forward looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Management cautions that is the prospectus financial information based on current estimates of future performance and are highly dependent upon a variety of factors which could cause actual results to differ materially from these estimates. APW Ltd.'s results are also subject to general economic conditions, continued market acceptance of the Company's new product introductions, the successful integration of recent acquisitions, operating margin risk due to competitive pricing, foreign currency fluctuations and interest rate risk.

     Such prospective financial information listed above was not prepared with a view towards compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles, and is included in this Form 8-K at the advice of APW Ltd's counsel. This prospective financial information has been prepared by and is the responsibility of APW Ltd.'s management. PricewaterhouseCoopers LLP, APW Ltd's accountants, has not examined nor compiled this prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in the Company's historical financial statements does not extend to the prospective financial information and should not be read to do so.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

          (i) Press release dated September 26, 2000.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              APW LTD.
                              (Registrant)


Date: October 6, 2000         By: /s/ Todd Adams
                                  ------------------------
                              Todd Adams
                              Controller
                              (Duly authorized to sign on behalf of the
                              Registrant)

                                   APW LTD.
                              (the "Registrant")
                         (Commission File No. 1-15851)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                           Dated September 26, 2000


Exhibit                                                            Filed
Number                            Description                     Herewith

99.1                      APW Ltd. Press Release dated               X
                          September 26, 2000


                                     EI-1